Exhibit 99.2

Warren Gfeller, Chairman of the Board Bruce Dale, President and CEO Donny Johnson, Sr. Vice President and CFO

Why Invest in Us? It’s A Time of Growth

Our Business Model Duckwall-ALCO Stores, Inc. is a regional retailer that specializes in offering an exceptional product selection at reasonable prices to smaller communities throughout the central United States.

Store Locations

Our Objectives Achieve sustained growth in: EBITDA Earnings and Shareholder value

Our Strategy – A Balanced Approach Organic growth through: Increased same store sales Margin enhancement Expense control Inventory management

Our Strategy – A Balanced Approach New store development: Aggressive but manageable 20 new stores this year More next year Hundreds of potential locations nationwide

Three-Year Transformation Plan

- Restructured management and board structures
- Repositioned entire merchandising strategy
- Begin to develop new stores

Separated Chairman, CEO Roles	Board Became 100% Independent	Closed 23 Non-Performing Stores	Hired a New CEO	Hired SVP - Store Operations	Repositioned Merchandise Strategy	Completed Oracle Financial Systems upgrade (July)	Completed IT Initiative	Hired SVP – Merchandise & SVP-Finance & CFO	
2004		2005			2006		2007		
Initiated 3-year Transform-ation Plan	Eliminated $12 Million in Packaway Inventory	Announced a Stock Buyback Program	Restructured Corporate Headquarters	Reposition Store Level Execution	Developed New Store Prototype	Created New Store Development Strategy	Initiated Auto-Replenish-ment	Initiated New Store Develop-ment	

Note: All events take place in the calendar year listed on this chart.

ALCO – A Time of Growth

Track Record of Performance Duckwall-ALCO Stores

Building an Earnings Track Record $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2005 2006 2007 Projected 2008 EBITDA

Investment Highlights Our business model is sound We have a solid strategy for growth The people and tools are in place to execute on that strategy We are on the front end of an exciting growth curve

Bruce Dale President and CEO

Today we operate 253 stores in 21 states

Mid 2005 began a Time of Change

A technology initiative to better manage our business in the years ahead

Technology Implemented New POS installed in January ’07 Auto replenishment fully implemented in May ‘07

Defined Our Market Stopped our reaction to the Dollar Stores and moved towards upscale discounters

Who are Our Customers? 15% 11% % with Bachelor Degree 21% 21% % with some college 36% 38% % with children 37% 38% % over 45 yrs. $46.6k $44.6k Median HH income Total U.S. Duckwall/Alco Markets *Provided by Buxton Associates

Co-Branding with...

Co-Branding with...

Right Sized the Store Developed a new 20,000 foot prototype store Current sizes range from 12k to 40k

A New Look and Feel

Improved Communication with... Our employees Our owners/stockholders Our suppliers

Vendor Communications Quarterly vendor updates Annual vendor meeting 50% increase in vendor monies $10m in 2005 $12.3m in 2006 $15m in 2007

Right Team In Place Since early 2006 we have brought on: 6 new District Managers 5 new Buyers 2 new Internal Auditors

Right Team In Place New Senior Vice President of Store Operations New Senior Vice President of Merchandising New Senior Vice President and CFO New Vice President of Store Development New Director of Business Development All from the outside

Prepared for Store Growth Buxton Group 7 dedicated brokers Financing plan

Opportunities

Full Use of Information Technology Vendor consolidation SKU reduction Resulting in: margin enhancement and inventory reduction

New Store Opening Process Site selection verification Cutting costs Initial costs Operating costs Green initiative

Organization is Focused Process must be transparent to most of the organization Must not divert attention away from our core business

Much More Going On At Duckwall/ALCO

And More to Come...

Donny Johnson Senior Vice President and Chief Financial Officer

SELECTED CONSOLIDATED FINANCIAL INFORMATION TTM Projected Jan. 30 Jan. 29 Jan. 28 July 29 Fiscal 2005 2006 2007 2007 2008 Sales 407,420 $ 433,319 $ 475,255 $ 480,638 $ 507,000 $ % Increase 6.4% 9.7% 6.7% Gross margin 135,175 137,831 150,370 156,363 163,000 33.2% 31.8% 31.6% 32.5% 32.3% Cash SG & A 121,154 122,985 131,344 138,069 137,000 29.7% 28.4% 27.6% 28.7% 27.2% EBITDA 1 14,021 $ 14,846 $ 19,026 $ 18,294 $ $ 25,000 – 26,000 $ 3.4% 3.4% 4.0% 3.8% Diluted EPS Continuing Operations 0.94 $ 1.13 $ 1.48 $ 2.12 to $2.44 Source: 10K filed April 23, 2007, revised 8K filed June 20, 2007 and second quarter FY 2008 guidance 1 Earnings from continuing operations before interest, taxes, depreciation, amortization and share based compensation expense (Dollars in thousands) 4.8% – 5.3%

TIMETABLE OF I/T INVESTMENT During FY 2006, FY 2007, FY 2008 FISCAL YEAR 2006 FISCAL YEAR 2007 FISCAL YEAR 2008 CUMULATIVE CAPITAL INVESTMENT - APPROXIMATELY $15 MILLION quarter two - Began transition to Automatic Replenishment and perpetual inventory system during - Activated Point of Sale system for quarter one - Installed new Point of Sale system at fiscal year end - Selected and installed Marketmax allocation/financial and assortment planning system - Selected and installed Tomax merchandising system - Selected and installed Oracle Financial Systems - Selected and installed Oracle Payroll - Selected and installed Oracle Human Resources

2007 2008 2009 2010 2011 TOTAL ANNUAL COSTS 4,995 $ 5,263 $ 5,189 $ 5,108 $ 5,022 $ 25,577 $ PAYBACK Margin $ from sales gain - 1,974 11,818 16,611 17,080 47,483 Margin $ from margin improvement - - 2,548 4,648 4,662 11,858 Credit card fee reduction - 770 890 890 890 3,440 TOTAL PAYBACK - 2,744 15,256 22,149 22,632 62,781 ANNUAL (COST) BENEFIT (4,995) $ (2,519) $ 10,067 $ 17,041 $ 17,610 $ 37,204 $ Source: December 21, 2005 8K I/T INITIATIVE COST BENEFIT ANALYSIS FY 2007 THROUGH FY 2011 (Dollars in thousands)